Taxes on Income from Continuing Operations (Details 2) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011
Computed expected tax benefit			$ 281,610	$ (848,549)
Increase (reduction) in income taxes resulting from:
State and local income taxes, net of federal impact			41,413	(124,787)
Stock compensation adjustment			87,877	96,629
Other			15,879	(21,216)
Provision for (benefit from) income taxes	$ 2,695,061	$ 203,847	$ 426,779	$ (897,923)